UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Plan Investment Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PLAN INVESTMENT FUND, INC.
2 Mid America Plaza
Suite 200
Oakbrook Terrace, Illinois 60181

NOTICE OF SPECIAL MEETING OF
PARTICIPATION CERTIFICATE HOLDERS
TO BE HELD ON AUGUST 10, 2016

TO:                           The Participation Certificate Holders of Plan Investment Fund, Inc.

A Special Meeting of Participation Certificate Holders of Plan Investment Fund, Inc., a Maryland Corporation (the “Company”), will be held on August 10, 2016 at 2:00 p.m. CDT at BCS Financial Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181, for the following purpose:

1)                                     To elect W. Dennis Cronin, John F. Giblin, Michael J. Mizeur and Michael A. Murray as Trustees.

The subject referred to above is discussed in the Proxy Statement attached to this Notice.  Each Participation Certificate holder is invited to attend the Special Meeting of Participation Certificate holders in person.  If a quorum is not present at the Special Meeting, the Company reserves the right to adjourn the meeting.

Participation Certificate holders of record at the close of business on June 30, 2016 have the right to vote at the Special Meeting.

Whether or not you expect to be present at the Special Meeting, we urge you to complete, date, sign and return the enclosed proxy or proxies by August 9, 2016 in order that the Special Meeting may be held and a maximum number of Participation Certificates may be voted.

July 21, 2016

Alexander D. Hudson, Secretary

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A Participation Certificate holder may think that his or her vote is not important, but it is vital.  We urge you to vote, sign and date the enclosed proxy card and return it, or to take advantage of the Internet voting procedures described on the proxy card. Your prompt return of the enclosed proxy cards (or your voting by other available means) may save the necessity of further solicitations.  If you wish to attend the Special Meeting and vote your shares in person at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement for the Special Meeting to be held on August 10, 2016.  This Proxy Statement is available on the Internet at www.pif.com or https://www.cvent.com/Surveys/Welcome.aspx?r=8827142f-bf4a-42e8-b414-2dc96a386732.

PLAN INVESTMENT FUND, INC.
2 Mid America Plaza
Suite 200
Oakbrook Terrace, Illinois 60181

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Plan Investment Fund, Inc., a Maryland Corporation (the “Company” or the “Fund”), for use at the Special Meeting of Participation Certificate holders to be held on August 10, 2016 at 2:00 p.m. CDT at BCS Financial Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181 (such meeting, including any adjournment thereof, being referred to as the “Meeting”).  The Company will bear all proxy solicitation costs.  Any Participation Certificate holder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.  This Proxy Statement and the enclosed proxy are expected to be distributed to Participation Certificate Holders on or about July 21, 2016. The solicitation will occur principally by mail, but proxies may also be solicited by Internet or personal interview.

The Company currently offers four portfolios: the Government Portfolio, Money Market Portfolio, Ultrashort Duration Government Portfolio, and Ultrashort Duration Bond Portfolio (each a “Portfolio and collectively the “Portfolios”).  Only Participation Certificate holders of record at the close of business on June 30, 2016 (the “Record Date”), will be entitled to vote at the Meeting.  As of the Record Date, the following number of Participation Certificates of the Fund were outstanding and entitled to be voted at the Meeting:  41,354,093.79 Government Portfolio Participation Certificates; 301,237,640.27 Money Market Portfolio Participation Certificates; 5,803,117.30 Ultrashort Duration Government Portfolio Participation Certificates; and 23,507,448.47 Ultrashort Duration Bond Portfolio Participation Certificates.  Cumulative voting is not permitted.

Each Government Portfolio and Money Market Portfolio Participation Certificate holder of record on the Record Date shall be entitled to cast one vote for each such Participation Certificate and a pro rata vote for each such fractional Participation Certificate outstanding in its name as of the Record Date on each matter to be voted upon at the Meeting.  Each Ultrashort Duration Government Portfolio and Ultrashort Duration Bond Portfolio Participation Certificate holder of record on the Record Date shall be entitled to cast 10 votes for each such Participation Certificate and 10 pro rata votes for each such fractional Participation Certificate outstanding in its name as of the Record Date on each matter to be voted upon at the Meeting.  The Participation Certificate holders entitled to cast at least a majority of the votes with respect to the Company’s issued and outstanding Participation Certificates, present in person or by proxy, shall constitute a quorum at the Meeting.  When a quorum is present, the vote of the holders of a majority of the outstanding Participation Certificates of the Fund shall be required for approval of such matter.  Abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business.  Nominees for the Board of Trustees of the Fund (the “Board of Trustees” or the “Board”) shall be elected by written ballots, each of which shall be signed by the Participation Certificate holder or its proxy and specifying the number of Participation Certificates voted with respect to such election. All Participation Certificates represented by valid proxies will be voted in the election of Trustees for each nominee named below unless authority to vote for a particular nominee is withheld.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON AUGUST 10, 2016:  THE NOTICE OF MEETING, PROXY STATEMENT AND PROXY CARDS ARE AVAILABLE AT WWW.PIF.COM or HTTPS://WWW.CVENT.COM/SURVEYS/WELCOME.ASPX?R=8827142F-BF4A-42E8-B414-2DC96A386732.

The Company’s Annual Report for its Government Portfolio, Money Market Portfolio, Ultrashort Duration Government Portfolio, and Ultrashort Duration Bond Portfolio, containing financial statements for the year ended December 31, 2015, has been mailed to Participation Certificate holders of such Portfolios and is not to be regarded as proxy solicitation material.  To receive a free copy of this report, contact BCS Financial Services Corporation at (800) 621-9215 or 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181.

For directions to attend the Meeting and vote in person, please contact us at (800) 621-9215.

If you do not expect to be present at the Meeting and wish your Participation Certificates to be voted, please vote, sign, and date the enclosed proxy and return it as described below.

A distribution of proxy materials containing the applicable forms of proxies are being made to:

•                                          Holders of Participation Certificates of the Government Portfolio and the Money Market Portfolio, which proxies are to be returned by mail or Internet as described in the proxy card.

•                                          Holders of Participation Certificates of the Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio, which proxies are to be returned by mail or Internet as described in the proxy card.

PROPOSAL:

ELECTION OF TRUSTEES

Four Trustees are to be elected at the Meeting.  Each Trustee so elected will hold office for an indefinite term until his successor is duly elected and qualifies or his resignation, death or removal.  The person named as a proxy in the accompanying proxy has been designated by the Board of Trustees and, unless contrary instructions are given, intends to vote for the nominees named below.  With the exception of Michael A. Murray, the remaining three nominees are currently Trustees of the Fund. Note, the Company is a Maryland Corporation and pursuant to General Corporation Law of the State of Maryland the governing body of the Company is designated as the Board of Trustees.

While the election of Trustees is not required under the Investment Company Act of 1940 this year, the Board of Trustees determined to present the three current Trustees who have not yet been elected by Participation Certificate holders.  If all of the nominees are elected by Participation Certificate holders, the Board of Trustees will have greater flexibility in the future to fill vacancies occurring on the Board between meetings of Participation Certificate holders, resulting in cost savings to the Company.

The entire Board of Trustees currently consists of nine persons.  Of the Trustees elected at the most recent Annual Meeting held on June 13, 2014, three have either resigned or are not standing for reelection and nominees to fill the remaining open positions have been selected.  The proxies cannot be voted for a greater number of persons than the nominees named herein.  Under the bylaws of the Company, vacancies on the Board of Trustees may be filled by a vote of the majority of the Trustees then in office.

All Participation Certificates represented by valid proxies will be voted in the election of Trustees for each nominee named below unless authority to vote for a particular nominee is withheld.  Should any nominee withdraw from the election or otherwise be unable to serve, the named proxy will vote for the election of such substitute as the Board of Trustees may recommend unless a decision is made to reduce the number of Trustees serving on the Board.  The election of Trustees must be approved by a majority vote of the outstanding Participation Certificates of the Fund at the Meeting at which a quorum is present.  The following table sets forth certain information about the Trustees and nominees:

Nominees for Election

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Disinterested Trustees and Nominees:

W. Dennis Cronin 120 Fifth Avenue, Suite 911 Pittsburgh, PA 15222 Age 49	Trustee and Nominee	Indefinite(1)	2011 to Present – Senior Vice President of Treasury Services, Assistant Treasurer and Chief Risk Officer, Highmark Health	Four	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
John F. Giblin 1 Cameron Hill Circle Chattanooga, TN 37402 Age 59	Trustee and Nominee	Indefinite 1 Year	2011 to Present – Executive Vice President and Chief Financial Officer, BlueCross BlueShield of Tennessee, Inc.	Four	None

Michael J. Mizeur 2501 Faraway Drive Columbia, SC 29223 Age 47	Trustee and Nominee	Indefinite(1)	2011 to Present – Chief Financial Officer, BlueCross BlueShield of South Carolina	Four	None

Michael A. Murray 50 Beale Street San Francisco, CA 94105 Age 60	Nominee	Indefinite; Trustee, effective upon election by Participation Certificate holders

March 2013 to Present — Senior Vice President and Chief Financial Officer, BlueShield of California

March 2012 to March 2013 – Consultant, Hitachi Ltd

September 2011 to March 2012 – Chief Financial Officer, HGST Solutions

				Four, effective upon election as Trustee	None

(1)                                 Less than one year.

Incumbent Trustees

The following Incumbent Trustees will continue in office in accordance with the Company’s Articles of Incorporation and Bylaws.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Disinterested Trustees:

Robert J. Kolodgy 225 N. Michigan Ave. Chicago, IL 60601 Age 58	Chairman Trustee	2 Years 5 Years	2011 to Present — Senior Vice President of Financial Services and Government Programs and Chief Financial Officer, Blue Cross Blue Shield Association	Four	None

Alan Krigstein 1901 Market Street Philadelphia, PA 19103 Age 64	Trustee	5 Years	2011 to Present — Executive Vice President and Chief Financial Officer and Treasurer, Independence Blue Cross	Four	None

Jeffery T. Leber 3545 Lakeland Drive Jackson, MS 39232 Age 57	Trustee	2 Years	2011 to Present — Chief Financial Officer, Blue Cross & Blue Shield of Mississippi	Four	None

Gerard T. Mallen 300 East Randolph Street 14th Floor Chicago, IL 60601 Age 61	Trustee	11 Years	2011 to Present — Treasurer and Finance Division Senior Vice President, Health Care Service Corporation (HCSC) (Blue Cross and Blue Shield of Illinois, Oklahoma, Texas and New Mexico)	Four	None

Vincent P. Price 100 SW Market Street Portland, OR 97201 Age 53	Trustee	3 Years	2011 to Present — Executive Vice President and Chief Financial Officer, Cambia Health Solutions, Inc.	Four	None

Cynthia M. Vice 450 Riverchase Parkway Birmingham, AL 35242 Age 56	Trustee	7 Years	2011 to Present — Senior Vice President, Chief Financial Officer and Treasurer, Blue Cross Blue Shield of Alabama	Four	None

Leadership Structure and Board of Trustees

The business and affairs of the Fund are managed under the direction of the Board of Trustees.  At the present time, there are nine Trustees serving on the Board, including the Chairman of the Board.  The Chairman presides at meetings of the Board of Trustees and at meetings of Participation Certificate holders.  The Chairman, Robert J. Kolodgy, is not the Chief Executive Officer of the Fund. Each Trustee and nominee is not an “interested person,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund.  The Board exercises risk oversight of the Fund through receiving and reviewing compliance reports from, and making inquiries of, the Administrator, BCS Financial Services Corporation, and the Fund’s investment advisors, BlackRock Advisors, LLC and Merganser Capital Management, LLC.  These reports are prepared monthly and provided to the Board on a periodic basis.  The Board also exercises risk oversight by receiving and reviewing reports at regular Board of Trustees meetings and annual reports from the Fund’s Chief Compliance Officer and making inquiries of and having meetings with the Chief Compliance Officer.

The Board met five times during the Fund’s fiscal year ended December 31, 2015.  During the fiscal year ended December 31, 2015, Mr. David A. Cote, Mr. Alan Krigstein and Mr. Jeffery T. Leber attended less than 75% of the aggregate number of meetings of the Board and the committees of the Board on which they served.

All of the Trustees and nominees hold chief financial officer or similar senior financial management positions with the Blue Cross Blue Shield Association (“Association”) or with members or licensees of the Association and certain related organizations (“Licensees”), which are the only entities that are permitted to purchase Participation Certificates.  In their respective roles as chief financial officers or in similar senior financial management positions, the Trustees and nominees may have primary management responsibility for the implementation of investment policies for their respective employers.  As part of those responsibilities, the Trustees and nominees may make decisions on investing in the Fund and oversee the hiring and performance of external investment managers, which in certain cases include the Fund’s investment advisors.

Each Trustee and nominee has significant senior management experience overseeing investment activities for an insurance company or similar entity.  This experience has led the Fund to conclude that these individuals are well qualified to serve as Trustees of the Fund.  While the current Trustees and nominees all have investment experience and skills and financial management skills, future Trustees may have additional or different experience and skills.

The Fund has concluded that the interests of the Fund and its Participation Certificate holders are served by having Trustees who have long-term experience as Trustees of the Fund, as well as highly experienced Trustees with shorter Fund tenures who may bring new perspectives to management of the Fund.  The Fund also has concluded that its leadership structure, in which all or most of the Trustees are or have been affiliated with investors or potential investors in the Fund, aligns the interests of the Trustees with the interests of such investors with respect to risk oversight of the Fund and other matters.

As of December 31, 2015, none of the Fund’s Trustees or nominees had “beneficial ownership” (as such term is defined by Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) of Participation Certificates in the Fund or any registered investment companies overseen or to be overseen by the Trustees or nominees within the same family of investment companies as the Fund.

Name of Trustee/ Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee or Nominee in Family of Investment Companies
W. Dennis Cronin	None	None
John F. Giblin	None	None
Michael J. Mizeur	None	None
Michael A. Murray	None	None
Robert J. Kolodgy	None	None
Alan Krigstein	None	None
Jeffery T. Leber	None	None
Gerard T. Mallen	None	None
Vincent P. Price	None	None
Cynthia M. Vice	None	None

As of December 31, 2015, none of the Fund’s Trustees or nominees who are not interested persons of the Fund, or their immediate family members, were record owners or “beneficial owners” (as such term is defined by Rule 13d-3 or Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of Participation Certificates or securities of an investment advisor or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

As individuals, the Trustees and nominees cannot directly own Participation Certificates of the Fund; however, all of the Trustees and nominees are officers or employees of corporations that are eligible to own Participation Certificates and may be deemed to exercise voting and investment power in that capacity.  As of June 30, 2016, the Trustees’ and nominees’ employers owned or controlled the following:

Trustee/Nominee	Government Portfolio PCs	Money Market Portfolio PCs	Ultrashort Duration Government Portfolio PCs	Ultrashort Duration Bond Portfolio PCs
W. Dennis Cronin	0.00	14,637,708.92	0.00	0.00
John F. Giblin	0.00	0.00	1,005,408.30	0.00
Michael J. Mizeur	4,955,718.13	41,570,418.34	292,251.25	3,605,958.97
Michael A. Murray	0.00	18,662,769.77	0.00	0.00
Robert J. Kolodgy	33,808,546.48	123,507,177.30	0.00	501,504.51
Alan Krigstein	748,275.60	855,766.72	0.00	31,842.76
Jeffery T. Leber	1,215.11	0.00	2,379,075.65	104,371.14
Gerard T. Mallen	0.00	657,406.20	1,005,056.52	0.00
Vincent P. Price	235,847.78	0.00	0.00	8,101,997.26
Cynthia M. Vice	0.00	40,555,006.83	1,000,499.50	0.00

Compensation Information

The following table sets forth information concerning compensation paid to Trustees of the Fund for the fiscal year ended December 31, 2015.

Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
W. Dennis Cronin, Trustee and nominee	$0	$0	$0	$0
John F. Giblin, Trustee and nominee	$0	$0	$0	$0
Michael J. Mizeur, Trustee and nominee	$0	$0	$0	$0
Robert J. Kolodgy, Chairman & Trustee	$0	$0	$0	$0
Alan Krigstein, Trustee	$0	$0	$0	$0
Jeffery T. Leber, Trustee	$0	$0	$0	$0
Gerard T. Mallen, Trustee	$0	$0	$0	$0
Vincent P. Price, Trustee	$0	$0	$0	$0
Cynthia M. Vice, Trustee	$0	$0	$0	$0

The Fund reimburses its Trustees for out-of-pocket expenses related to attending meetings.  Trustees who are not employed by Blue Cross and/or Blue Shield Plans, or any subsidiaries or affiliates thereof, are paid $500 for participation in each regular meeting and $150 for participation in each telephonic meeting.  The Fund does not pay any compensation to its other Trustees or to its Officers for acting in such capacities.  No director, officer or employee of BlackRock Advisors, LLC, Merganser Capital Management, LLC, BNY Mellon Inc. Investment Servicing, or BNY Mellon is eligible to serve as a Trustee or Officer of the Fund.  The Trustees, nominees, and executive officers of the Fund in their individual capacities cannot own any, and as of June 30, 2016 did not own any in their individual capacities or as a group, of the Fund’s Participation Certificates.  For the year ended December 31, 2015, a total of $28,239 was paid by the Fund for Trustee meeting expenses.

BCS Financial Services Corporation (the “Administrator”), a wholly-owned subsidiary of BCS Financial Corporation, which has its principal office at 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181, serves as the Fund’s Administrator.  For the services provided and expenses assumed by the Administrator, the Administrator is entitled to receive a fee, computed daily and payable monthly, at a rate equal to 0.05% of each Portfolio’s average annual net assets.

For the year ended December 31, 2015, the Administrator waived $31,000, $42,147, $27,258 and $2,614 which the Administrator was entitled to as the fees for its services for the Government Portfolio, Money Market Portfolio, Ultrashort Duration Government Portfolio and Ultrashort Duration Bond Portfolio, respectively.  In addition, the Administrator reimbursed expenses of $14,373 and $57,930 for the Government Portfolio and Ultrashort Duration Government Portfolio, respectively.  Net of all fee waivers and expense reimbursements for the four Portfolios, the Administrator was paid a total of $202,948 for the Fund’s fiscal year ended December 31, 2015.

Committees of the Board of Trustees

The Board of Trustees has a standing Audit Committee and a standing Nominating Committee.  The Board of Trustees does not have a standing Compensation Committee.

Audit Committee

The purpose of the Audit Committee is to assist the Board of Trustees in fulfilling its governance responsibilities by, among other things, taking the following actions:

1.                                      Make recommendations to the Board of Trustees concerning the appointment, retention and compensation of the independent auditors;

2.                                      Inquire whether management has maintained the reliability and integrity of Fund policies and financial reporting and disclosure practices;

3.                                      Inquire whether management has established and maintained processes to assure that an adequate system of internal control is functioning;

4.                                      Inquire whether management has established and maintained processes to assure compliance by the Fund in all material respects with all applicable laws, regulations, policies and codes;

5.                                      Review Fund risk management oversight by discussing with management major risk exposures and management’s plans to monitor and control such risk exposures;

6.                                      Inquire about and evaluate the performance and qualifications of financial management and the independent auditors;

7.                                      Address reports from attorneys and auditors of possible breaches of federal or state laws or fiduciary duties that relate to accounting, internal accounting controls or auditing matters;

8.                                      Encourage and foster open communication among management, the independent auditors and the Board of Trustees; and

9.                                      Develop, establish and periodically review procedures for:  (i) the receipt, retention and treatment of complaints received by the Fund regarding the Fund’s accounting, internal accounting controls or auditing matters (“Accounting Matters”) as well as information concerning the daily operations of the Fund (“Operational Matters”); and (ii) the confidential, anonymous submission by Officers of the Fund or employees of its service providers of concerns regarding questionable practices or decisions with respect to any Accounting Matters or Operational Matters.

The Audit Committee is responsible for identifying and recommending the independent auditors for selection by the Board of Trustees to audit the Fund’s financial statements, reviewing the auditor’s fees, reviewing and approving the scope of the audit and pre-approving certain audit and non-audit services to be provided to the Fund, and in certain cases, non-audit services provided to the Fund’s investment advisor and certain affiliated parties.  The members of the Audit Committee are Alan Krigstein, Gerard T.

Mallen and Vincent P. Price.  The Audit Committee met on three occasions during the Fund’s most recent fiscal year.  No member of the Audit Committee is an interested person of the Fund.

Nominating Committee

The purpose of the Fund’s Nominating Committee is to gather information and make recommendations to the Participation Certificate holders of nominees for election as Trustees of the Fund.  The members of the Nominating Committee are John F. Giblin, Robert J. Kolodgy and Cynthia M. Vice.  The Nominating Committee met on three occasions during the Fund’s most recent fiscal year.  None of the members of the Nominating Committee is an “interested person” of the Fund, as defined in section 2(a)(19) of the 1940 Act.  The Nominating Committee has a charter, which is set forth on the Company’s website at www.pif.com.

The Nominating Committee will consider Participation Certificate holders’ recommendations of potential nominees for election as Trustees.  Recommendations of potential nominees for election at the Special Meeting of Participation Certificate holders to be held on August 10, 2016 must have been received by the Company by August 5, 2016.  Recommendations of potential nominees for election at the next meeting of Participation Certificate holders should be submitted in writing to the Fund at its principal office.

While there are no specific, minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee recommended nominee, in the past the Nominating Committee recommended nominees generally have been current or former executives of Participation Certificate holders.

In evaluating potential trustee nominees, including nominees recommended by Participation Certificate holders, the Nominating Committee will consider, among other things:

1.                                      whether the candidate will qualify as a trustee who is not an “interested person” of the Fund;

2.                                      the absence of any real or apparent conflict of interest that would interfere with the candidate’s ability to act in the best interests of the Fund and its Participation Certificate holders;

3.                                      the contribution that the candidate can make to the Board of Trustees by virtue of his or her education, business experience and financial expertise;

4.                                      the interplay of the candidate’s skills and experience with the skills and experience of other Board members;

5.                                      whether the candidate is willing to commit the time necessary to attend meetings, participate in committee activities as needed and generally fulfill the responsibilities of a trustee;

6.                                      the candidate’s personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the Board of Trustees such that the candidate exhibits the stature commensurate with the responsibility of representing the Participation Certificate holders; and

7.                                      familiarity with the Fund and utilization of the Fund by the nominee’s employer.

With respect to the re-nomination of incumbent Trustees, past service to the Board is also considered.

The Nominating Committee, acting through its members and with the assistance of officers of the Administrator, usually seeks nominees by making inquiries of Participation Certificate holders.  The Nominating Committee evaluates the qualifications of potential nominees, taking into consideration the factors set forth above, among others.  The Nominating Committee will not evaluate a nominee differently based on whether the nominee is recommended by a Participation Certificate holder, but the Nominating Committee would be likely to recommend nominees who are associated with several different Participation Certificate holders, rather than recommending several nominees who each are associated with a single Participation Certificate holder.  The Nominating Committee has not taken diversity into consideration in identifying nominees for Trustees, although it may determine to do so in the future.

The Fund does not have a formal process for Participation Certificate holders to send communications to the Board of Trustees because the Company does not believe such a process is necessary.  The Company expects that it will send any communication received for the Trustees directly to them, unless the Officers of the Company determine such communication to be inappropriate.

ADDITIONAL INFORMATION

Officers

Officers of the Fund are elected by the Trustees and serve at the pleasure of the Board.  Information is set forth below as to Officers of the Fund:

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Susan A. Pickar 2 Mid America Plaza, Suite 200 Oakbrook Terrace, IL 60181 Age 48	President and Chief Executive Officer	2 Years	May 2015 to Present — Chief Financial Officer and Treasurer, BCS Financial Corporation; 2011 to May 2015 — Senior Vice President of Finance and Treasurer, BCS Financial Corporation

Alexander D. Hudson 2 Mid America Plaza, Suite 200 Oakbrook Terrace, IL 60181 Age 33	Secretary	1 Year	December 2013 to Present — Director, Investment Services, BCS Financial Corporation; 2011 to December 2013 — Investment Manager, Sawdust Investment Management Corporation

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Donna M. Rogers 10 High Street, Suite 302 Boston, MA 02110 Age 50	Chief Compliance Officer	3 Years

November 2015 to Present — Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC;

2011 to November 2015 — Fund Chief Compliance Officer, Foreside Compliance Services, LLC (Foreside Financial Group)

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Age 44	Treasurer	1 Year	2011 to Present — Fund Principal Financial Officer, Foreside Management Services, LLC; 2011 to September 2011 — Assistant Vice President, JP Morgan Investor Services Company

(1)                                 Term of office is one year.

The Fund does not compensate any of its Officers for services rendered to the Fund in their capacity as Officers.  Ms. Pickar and Mr. Hudson are employees of the Administrator, and they receive compensation from the Administrator.  Ms. Rogers is employed by Foreside Fund Officer Services, LLC.  Mr. Roleke is employed by Foreside Management Services, LLC.

Significant Owners

On June 30, 2016, the name, address, number of Participation Certificates held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding Participation Certificates of the Government Portfolio because they possessed or shared voting or investment power with respect to such Participation Certificates on behalf of their underlying accounts were as follows:

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent of Portfolio

Blue Cross Blue Shield Association 225 North Michigan Avenue Chicago, Illinois 60601	33,808,546.48	81.75%

Blue Cross Blue Shield of South Carolina I-20 at Alpine Road Columbia, SC 29219	4,955,718.13	11.98%

On June 30, 2016, the name, address, number of Participation Certificates held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding Participation Certificates of the Money Market Portfolio because they possessed or shared voting or investment power with respect to such Participation Certificates on behalf of their underlying accounts were as follows:

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent of Portfolio

Blue Cross Blue Shield Association 225 North Michigan Avenue Chicago, Illinois 60601	123,507,177.30	41.00%

Blue Cross Blue Shield of South Carolina I-20 at Alpine Road Columbia, SC 29219	41,570,418.34	13.80%

Blue Cross Blue Shield of Alabama 450 Riverchase Parkway East Birmingham, AL 35298	40,555,006.83	13.46%

HTH RE Victoria Hall, 11 Victoria Street Hamilton, HM 11 Bermuda	29,117,401.44	9.67%

Blue Cross and Blue Shield of Kansas 1133 SW Topeka Blvd. Topeka, KS 66629	20,000,000.00	6.64%

Blue Shield of California 50 Beale Street San Francisco, CA 94105	18,662,769.77	6.20%

On June 30, 2016, the name, address, number of Participation Certificates held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding Participation Certificates of the Ultrashort Duration Government Portfolio because they possessed or shared voting or investment power with respect to such Participation Certificates on behalf of their underlying accounts were as follows:

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent of Portfolio

Blue Cross & Blue Shield of Mississippi 3545 Lakeland Drive East Flowood, MS 39232	2,379,075.64	41.00%

Blue Cross Blue Shield of Tennessee 1 Cameron Hill Circle Chattanooga, TN 37402	1,005,408.30	17.33%

Health Care Service Corporation 300 East Randolph Street, 14th Floor Chicago, IL 60601	1,005,056.51	17.32%

Blue Cross Blue Shield of Alabama 450 Riverchase Parkway East Birmingham, AL 35298	1,000,499.50	17.24%

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent of Portfolio

Blue Cross Blue Shield of South Carolina I-20 at Alpine Road Columbia, SC 29219	292,251.25	5.04%

On June 30, 2016, the name, address, number of Participation Certificates held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding Participation Certificates of the Ultrashort Duration Bond Portfolio because they possessed or shared voting or investment power with respect to such Participation Certificates on behalf of their underlying accounts were as follows:

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent of Portfolio

Cambia Health Solutions, Inc. 1800 9th Avenue MS 430 Seattle, WA 98019	8,101,997.26	34.47%

Excellus Blue Cross Blue Shield 165 Court Street Rochester, NY 14647-0001	7,326.315.34	31.17%

Blue Cross Blue Shield of South Carolina I-20 at Alpine Road Columbia, SC 29219	3,605,958.97	15.34%

BCS Financial Corporation 2 Mid America Plaza, Suite 200 Oakbrook Terrace, IL 60181	2,457,212.93	10.45%

Investment Advisors

The investment advisor for the Government Portfolio and the Money Market Portfolio is BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, DE 19809.  The investment advisor for the Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio is Merganser Capital Management, LLC, 99 High Street, Boston, MA 02110.

Distributor/Principal Underwriter

The distributor (also known as the principal underwriter) for the Government Portfolio, Money Market Portfolio, Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio is Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101.

Method of Proxy Solicitation

Officers of the Fund will solicit proxies from Participation Certificate holders. The cost of such solicitation is expected to primarily consist of approximately $1,000 in printing and mailing expenses, and will be borne by Participation Certificate holders.  In addition to soliciting proxies by mail, Officers and representatives of the Fund may aid in the solicitation of proxies by personal interview, telephone or other electronic means.  Arrangements have also been made to accept votes by the Internet as detailed in the proxy card.

Other Matters

Under Maryland law, the only matters that may be acted on at the Special Meeting of Participation Certificate holders are those stated in the notice of the Special Meeting.  Accordingly, other than procedural matters relating to the election of Trustees, no other business may properly come before the Special Meeting.  Under the Bylaws of the Company, the power to adjourn or conclude the Meeting (whether or not a quorum is present) resides with the chairman of the Meeting.  If, however, any procedural matter requiring a vote of Participation Certificate holders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

Independent Registered Public Accounting Firm

In accordance with Section 32(a) of the 1940 Act, the Board has selected Deloitte LLP as the Fund’s principal accountant to perform audit services, audit-related services, tax services and other services for the Fund’s current fiscal year, and therefore a principal accountant is not being recommended to Participation Certificate holders for approval at the Meeting.

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to preapprove audit and non-audit services of the Company, including services provided to any entity affiliated with the Company.  To the extent that non-audit services are performed that were not pre-approved, the Audit Committee has procedures in place to ensure that such services are compatible with maintaining the auditor’s independence.  All of Deloitte LLP’s services in auditing the Company’s financial statements were performed by full-time permanent employees of Deloitte LLP.

Audit Fees.  For the fiscal years ended December 31, 2015 and December 31, 2014, the Fund paid $106,850 and $103,175, respectively, for professional audit services rendered by Deloitte LLP related to the Fund’s financial statements.

Audit-Related Fees.  For each of the fiscal years ended December 31, 2015 and December 31, 2014, the Fund paid $30,650 for services rendered by Deloitte LLP that were reasonably related to the audit of the Fund’s financial statements.  No non-audit fees were billed or are expected to be billed by Deloitte LLP since the completion of the Company’s last fiscal year-end audit.

Representatives of Deloitte LLP will not be present at the Meeting.

Submission of Shareholder Proposals

The Company ordinarily does not hold annual Participation Certificate holder meetings.  Participation Certificate holders wishing to submit proposals for inclusion in a proxy statement for a Participation Certificate holder meeting should send their written proposals to the Secretary of Plan Investment Fund, c/o BCS Financial Services Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, IL 60181.  Proposals must be received by the Company a reasonable time before the Company begins to print and send its proxy materials with respect to a meeting of Participation Certificate holders in order for a proposal to be considered for inclusion in the proxy materials for that meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

Dated:  July 21, 2016

PARTICIPATION CERTIFICATE HOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR PARTICIPATION CERTIFICATES VOTED ARE REQUESTED TO VOTE, SIGN, AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY. YOU MAY ALSO VOTE BY INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.

GOVERNMENT PORTFOLIO
MONEY MARKET PORTFOLIO

PLAN INVESTMENT FUND, INC.
2 Mid America Plaza
Suite 200
Oakbrook Terrace, Illinois 60181

Proxy Solicitation on behalf of the Board of Trustees for the
Special Meeting of Participation Certificate Holders
To be held on August 10, 2016

The undersigned Participation Certificate (“PC”) holder of the Government Portfolio and/or the Money Market Portfolio (the “Portfolios”) of Plan Investment Fund, Inc. does hereby appoint Alexander D. Hudson and Susan A. Pickar, or either of them, as proxy of the undersigned, each with full power of substitution and resubstitution, to attend the Special Meeting of Participation Certificate holders to be held on August 10, 2016 at 2:00 p.m. CDT at BCS Financial Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181 and at all postponements or adjournments thereof, and thereat to vote the PCs of the Portfolios held in the name of the undersigned on June 30, 2016 for said meeting on the matters listed below, all of which have been proposed by Plan Investment Fund, Inc. (the “Fund”).

Proxy Voting Options

1)  Mail your voted, signed, and dated proxy card back to the Fund at the address listed above.

2)  Complete your proxy card online at: https://www.cvent.com/Surveys/Welcome.aspx?r=8827142f-bf4a-42e8-b414-2dc96a386732.

Proposal:  Election of Four Trustees

Instructions:  To vote for individual nominees, place an “X” on the line next to each such nominee, up to a total of four individual nominees.  Unless the authority to vote for a nominee is withheld or unless otherwise specified, authority is deemed granted to vote for the election of such nominee.

Name of Management Nominee	Vote For	Withhold Authority To Vote
All of the nominees listed below or individually:	________	________
W. Dennis Cronin	________	________
John F. Giblin	________	________
Michael J. Mizeur	________	________
Michael A. Murray	________	________

The PCs represented by this Proxy shall be voted as instructed, and in the discretion of the proxy holder on any other matter that may properly come before the meeting, provided that if no instruction is given for a particular matter, this Proxy confers authority to vote:

(a)                                 For the election of W. Dennis Cronin, John F. Giblin, Michael J. Mizeur and Michael A. Murray as Trustees as set forth in paragraph 1 above.

Dated: ___________, 2016

(Signature) (Title)	(Print Name)

THIS PROXY SHOULD BE SIGNED BY AN OFFICER AUTHORIZED TO GIVE WRITTEN INSTRUCTIONS FOR INVESTMENT ACCOUNTS AND RETURNED BY MAIL TO THE FUND’S ADDRESS LISTED ABOVE OR THROUGH THE INTERNET AT HTTPS://WWW.CVENT.COM/SURVEYS/WELCOME.ASPX?R=8827142F-BF4A-42E8-B414-2DC96A386732.

ULTRASHORT DURATION GOVERNMENT PORTFOLIO
ULTRASHORT DURATION BOND PORTFOLIO

PLAN INVESTMENT FUND, INC.
2 Mid America Plaza
Suite 200
Oakbrook Terrace, Illinois 60181

Proxy Solicitation on behalf of the Board of Trustees for the
Special Meeting of Participation Certificate Holders
To be held on August 10, 2016

The undersigned Participation Certificate (“PC”) holder of the Ultrashort Duration Government Portfolio and/or the Ultrashort Duration Bond Portfolio (the “Portfolios”) of Plan Investment Fund, Inc. does hereby appoint Alexander D. Hudson and Susan A. Pickar, or either of them, as proxy of the undersigned, each with full power of substitution and resubstitution, to attend the Special Meeting of Participation Certificate holders to be held on August 10, 2016 at 2:00 p.m. CDT at BCS Financial Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181 and at all postponements or adjournments thereof, and thereat to vote the PCs of the Portfolios held in the name of the undersigned on June 30, 2016 for said meeting on the matters listed below, all of which have been proposed by Plan Investment Fund, Inc. (the “Fund”).

Proxy Voting Options

1)  Mail your voted, signed, and dated proxy card back to the Fund at the address listed above.

2)  Complete your proxy card online at: https://www.cvent.com/Surveys/Welcome.aspx?r=8827142f-bf4a-42e8-b414-2dc96a386732.

Proposal:  Election of Four Trustees

Instructions:  To vote for individual nominees, place an “X” on the line next to each such nominee, up to a total of four individual nominees.  Unless the authority to vote for a nominee is withheld or unless otherwise specified, authority is deemed granted to vote for the election of such nominee.

Name of Management Nominee	Vote For	Withhold Authority To Vote
All of the nominees listed below or individually:	________	________
W. Dennis Cronin	________	________
John F. Giblin	________	________
Michael J. Mizeur	________	________
Michael A. Murray	________	________

The PCs represented by this Proxy shall be voted as instructed, and in the discretion of the proxy holder on any other matter that may properly come before the meeting, provided that if no instruction is given for a particular matter, this Proxy confers authority to vote:

(a)                                 For the election of W. Dennis Cronin, John F. Giblin, Michael J. Mizeur and Michael A. Murray as Trustees as set forth in paragraph 1 above.

Dated: ___________, 2016

(Signature) (Title)	(Print Name)

THIS PROXY SHOULD BE SIGNED BY AN OFFICER AUTHORIZED TO GIVE WRITTEN INSTRUCTIONS FOR INVESTMENT ACCOUNTS AND RETURNED BY MAIL TO THE FUND’S ADDRESS LISTED ABOVE OR THROUGH THE INTERNET AT HTTPS://WWW.CVENT.COM/SURVEYS/WELCOME.ASPX?R=8827142F-BF4A-42E8-B414-2DC96A386732.